SUPPLEMENT DATED AUGUST 31, 2005

TO

PROSPECTUS DATED MAY 1, 2003

AS

SUPPLEMENTED AUGUST 26, 2004

INVESTRAC GOLD VARIABLE ANNUITY CONTRACT

ISSUED BY

AMERICAN NATIONAL INSURANCE COMPANY

THROUGH ITS

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT

This supplement updates certain information contained in your prospectus. Please read it carefully and keep it with your prospectus for future reference.

Under the “Glossary” section, delete the definition of the term Valuation Date and substitute the following: Valuation Date Each day the New York Stock Exchange (“NYSE”) is open for regular trading, except for the day after Thanksgiving and December 23 and December 26, which are days the Company is not open for business. Accumulation Values are calculated and redemptions, transfers, and purchases are made only on Valuation Dates.

Under the “Introduction” section, the provisions labeled “Can I Transfer Amounts Among the Investment Alternatives?” and “Market Timing” are deleted and the following provision is substituted:

         Can I Transfer Amounts Among the Investment Alternatives?

You can make transfers among subaccounts and to our Fixed Account at any time. Transfers from our Fixed Account before the Annuity Date are limited. Transfers from our Fixed Account after the Annuity Date are not permitted. Before the Annuity Date, any transfer after the first twelve transfers in a Contract Year will be subject to a $10.00 exchange fee. We reserve the right to reject a transfer or impose additional transfer restrictions if, in our judgment, a Contract Owner’s transfer or transfer practices adversely affect any underlying Portfolios or other Contract Owners. (See the “Transfers” provision of this prospectus.)

Under the section “Contract”, the provision labeled “Transfers Before Annuity Date” is deleted and the following provisions are substituted:

         Transfers

         Transfers Before Annuity Date. You can make transfers among the subaccounts and the Fixed Account subject to the following restrictions:

• Requests for transfers must be in writing and must be received by our home office or may be made by calling us is a properly completed telephone authorization form is on file with us.

• Transfers from subaccounts must be at least $250, or the balance of the subaccount, if less.

• The minimum amount which may remain in a subaccount after a transfer is $100.

• Each Contract Year, the total amount transferred from the Fixed Account cannot exceed the greater of (1) 25% of the amount in the Fixed Account on the date of transfer or (2) $1,000. Transfers from the Fixed Account can only be made during the first thirty (30) days of each Contract Year.

• The first twelve (12) transfers in a Contract Year are free. A $10.00 fee will be deducted from the amount transferred for each additional transfer. (See the “Exchange Fee” provision of this prospectus.)

We will make transfers and determine values at the end of the Valuation Period in which your transfer request is received.

We may revoke or modify the transfer privilege.

Market Timing. The Contract is not appropriate for market timing or any other kind of programmed, large, or frequent transfers. These types of transactions which result in frequent purchases and redemptions or other harmful trading in shares of the Portfolios are referred to as “Market Timing”. We discourage Market Timing. Market Timing can have adverse effects for other Contract Owners, as well as other investors in the Portfolios. As these adverse effects occur in the value of the Portfolios, the value of the units in the corresponding subaccounts is similarly affected. The adverse effects may occur in the following situations:

• When purchases or redemption of shares of a Portfolio are made at net asset values that do not reflect the true value of the shares. This form of Market Timing is often referred to as “arbitrage,” and results in dilution of the value of the ownership interest of other investors in the Portfolio.

• When a Portfolio is forced to liquidate holdings at an inopportune time in order to pay a redemption. Unexpectedly large or frequent redemptions can cause a Portfolio to sell investments prematurely and thereby lose otherwise available investment opportunities and gains.

• When a Portfolio must maintain an unusually high liquidity level in order to satisfy redemptions caused by Market Timing. If investors in a Portfolio engage in Market Timing, a Portfolio must increase liquidity, or, in other words, keep higher levels of cash and cash equivalents instead of keeping the Portfolio invested in longer term assets. Higher liquidity can result in lower returns on the Portfolio assets.

• When a Portfolio incurs increased brokerage commissions and administrative costs as a result of the Market Timing. Market Timing often causes a Portfolio to trade its investments more frequently. Such increased trading generally results in an increase in brokerage commission expenses and administrative costs for the Portfolios. The increased costs and expenses result in lower returns for investors in the Portfolios.

In an attempt to protect the Contract Owners and other investors in the Portfolios from the adverse effects of Market Timing, and without in any way limiting our ability to determine that other situations or practices adversely affect other Contract Owners, a Portfolio, or any other investors in the Portfolio, if, within any 120-day period, you make more than one “Buy-Sell Transaction,” as defined below, we will refuse to honor such transfer, reverse such transfer, and/ or place restrictions on your transfer privileges. A “Buy-Sell Transaction” shall mean the transfer of units out of a subaccount in which you made a purchase of units within the 60-day period prior to such transfer.

We have implemented policies and procedures designed to deter Market Timing transfers. We will review transfer requests and transaction logs in an attempt to identify Buy-Sell Transactions. When we identify a Buy-Sell Transaction which violates the above standard, we will refuse to honor or process the transfer, reverse such transfer and/or place restrictions on your transfer privileges. If we reverse a transfer, we will do so within two Valuation Dates. We will attempt to inform you or your registered representative by telephone that the transfers have been deemed Market Timing or otherwise potentially harmful to others, that the transfer has not been honored, and/or that the transfer privileges have been restricted. If we do not succeed in reaching you or your registered representative by phone, we will send a letter by first class mail to your address of record.

We will apply our Market Timing policies and procedures consistently to all Contract Owners without special arrangement, waiver, or exception. In our sole discretion, however, we may revise the Market Timing standards and procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter Market Timing, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on Market Timing, such as dollar or percentage limits on transfers. We may change our standards to monitor for a different number of transfers with different time periods, and we may include other factors, such as the size of transfers made by Contract Owners within given periods of time, as well as the number of Buy-Sell Transactions into and out of particular subaccounts. For purposes of applying the parameters used to detect potential Market Timing and other potentially harmful activity, we may aggregate transfers made in two or more Contracts that we believe are connected, such as two policies with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control. We may vary our Market Timing policies and procedures from subaccount to subaccount, and may be more restrictive with regard to certain subaccounts than others. Our Market Timing policies and procedures are currently the same for all subaccounts. We may, however, not always apply Market Timing detection methods to subaccounts investing in Portfolios that, in our judgment, would not be particularly attractive for Market Timing or otherwise susceptible to harm by frequent transfers. We may also vary our Market Timing policies and procedures among other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. Since the Company retains the discretion to change its Market Timing policies and procedures at any time, you should be aware that the Company may even abandon such policies and procedures; however, it is the Company’s present intention to maintain a diligent effort to discourage, detect and deter Market Timing.

We reserve the right to place restrictions on the transfer privileges of all Contract Owners we believe may otherwise engage in Market Timing or trading activity that is otherwise harmful to others. For example, we may only accept transfers by U.S. mail. We may refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means. We may implement and administer redemption fees imposed by one or more of the Portfolios in the future.

Contract Owners seeking to engage in Market Timing may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems, technological, human resource, and legal considerations. The identification of Contract Owners determined to be engaged in Market Timing or other transfer activity that may adversely affect other Contract Owners or other investors in the Portfolios involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing policies and procedures will detect all Market Timing.

In addition to the standards and procedures described in this prospectus, each of the Portfolios may have its own Market Timing policies and procedures with respect to transfers of Portfolio shares. The prospectuses of the Portfolios describe any such policies and procedures. The Market Timing policies and procedures of a Portfolio may be different, and more or less restrictive, than the Market Timing policies and procedures of other Portfolios and the Market Timing policies and procedures for the Contract described in this prospectus. You should be aware that we may not have the contractual obligation or the operational capability to fully monitor Contract Owners’ transfer requests and apply the Market Timing policies and procedures of the Portfolios. Accordingly, you should assume that the sole protection you have against potential Market Timing harm is the protection, if any, provided by the Market Timing policies and procedures for the Contract described in this prospectus. Managers of the Portfolios may contact us if they believe or suspect that there is Market Timing or other potentially harmful trading, and, if so, we will take appropriate action in an attempt to protect others. To the extent permitted by applicable law, we reserve the right to delay or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Portfolios available through the Separate Account as a result of the Portfolios’ policies and procedures on Market Timing activities or other potentially abusive transfers. Moreover, we may, and we reserve the right to, reverse a potentially harmful transfer. You should read the prospectuses of the Portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.

You should also be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. These omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Portfolios’ ability to apply their respective Market Timing policies and procedures. Since other insurance companies and/or retirement plans may invest in the Portfolios, we cannot guarantee that the Portfolios will not suffer harm from Market Timing in variable contracts issued by other insurance companies or among Portfolios available to retirement plan participants. In addition, if a Portfolio believes an omnibus order we submit may reflect one or more subaccount transfer requests from Contract Owners engaged in Market Timing, the Portfolio may reject the entire omnibus order and thereby interfere with our ability to satisfy our contractual obligations to Contract Owners.

Postponed Transfers. Payment of withdrawal amounts and transfers may be postponed whenever:

(1) the NYSE is closed other than customary week-end and holiday closings, or trading on the NYSE is restricted as determined by the SEC;

(2) the SEC by order permits postponement for the protection of the Contract Owners; or

(3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Transfers after the Annuity Date. After the Annuity Date, you can only make twelve transfers among subaccounts each Contract Year. You can transfer Annuity Units of one subaccount to Annuity Units of another subaccount and to the Fixed Account at any time other than during the five-day interval before any annuity payment date. Transfers from the Fixed Account to the subaccounts are not permitted during the Annuity Period.

Telephone Transactions

You may make certain transactions under this Contract by telephoning us if you have executed and filed a telephone authorization form with us. Transactions that can be conducted over the telephone include:
• transferring values;
•changing how your purchase payments are allocated;
•Initiating, changing and stopping a Dollar Cost Averaging Program or a Rebalancing Program.
•We will employ reasonable procedures to confirm that telephone instructions are genuine. These procedures may include, but are not limited to:
•requiring callers to identify themselves and the Contract Owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information;
•confirming telephone transactions in writing to you; and/or
•recording telephone transactions.

There are risks associated with telephone transactions that do not exist if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We cannot guarantee that we will be available to accept telephone transaction instructions.